Exhibit 99.1

IHEARTMEDIA, INC. REPORTS

SUPPLEMENTAL INFORMATION FOR 2017 FOURTH QUARTER AND FULL YEAR

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GAAP Measures by Segment

(In thousands)	Three Months Ended December 31,		%	Year Ended December 31,		%
	2017	2016	Change	2017	2016	Change
Revenue
iHM	$941,879	$939,141	0.3%	$3,442,963	$3,403,040	1.2%
Americas Outdoor	336,359	347,355	(3.2)%	1,256,326	1,278,413	(1.7)%
International Outdoor	392,772	375,208	4.7%	1,334,939	1,410,471	(5.4)%
Other	44,352	56,930	(22.1)%	143,684	171,593	(16.3)%
Eliminations	(1,474)	(1,424)		(6,918)	(3,455)

Consolidated revenue	$1,713,888	$1,717,210	(0.2)%	$6,170,994	$6,260,062	(1.4)%

Direct Operating and SG&A expenses[1]
iHM	$636,868	$562,020	13.3%	$2,304,864	$2,078,461	10.9%
Americas Outdoor	200,861	207,026	(3.0)%	793,580	795,725	(0.3)%
International Outdoor	306,268	275,464	11.2%	1,117,822	1,141,535	(2.1)%
Other	25,800	27,229	(5.2)%	100,322	110,878	(9.5)%
Eliminations	(526)	(503)		(3,220)	(1,924)

Consolidated Direct Operating and SG&A expenses	$1,169,271	$1,071,236	9.2%	$4,313,368	$4,124,675	4.6%

Operating Income
iHM	$246,200	$315,663	(22.0)%	$904,342	$1,080,615	(16.3)%
Americas Outdoor	83,480	95,558	(12.6)%	273,039	297,034	(8.1)%
International Outdoor	50,429	60,061	(16.0)%	85,893	116,178	(26.1)%
Other	14,682	25,206	(41.8)%	28,395	43,411	(34.6)%
Corporate[2]	(86,230)	(98,412)	(12.4)%	(347,236)	(378,150)	(8.2)%
Impairment charges	(2,568)	—	nm	(10,199)	(8,000)	27.5%
Other operating income (loss), net	10,919	133,788		35,704	353,556

Consolidated Operating Income	$316,912	$531,864	(40.4)%	$969,938	$1,504,644	(35.5)%

[1]	Direct Operating and SG&A Expenses as included herein refers to the sum of Direct operating expenses (excludes depreciation and amortization) and Selling, general and administrative expenses (excludes depreciation and amortization).
[2]	Includes Corporate depreciation and amortization of $6.9 million and $8.8 million for the three months ended December 31, 2017 and 2016, respectively, and $31.6 million and $35.5 million for the years ended December 31, 2017 and 2016, respectively, as well as intercompany charges.

Non-GAAP Measures1 (see preceding table for comparable GAAP measures)

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2017	2016		2017	2016
Revenue, excluding movements in foreign exchange
iHM	$941,879	$939,141	0.3%	$3,442,963	$3,403,040	1.2%
Americas Outdoor	335,347	347,355	(3.5)%	1,252,568	1,278,413	(2.0)%
International Outdoor	367,118	375,208	(2.2)%	1,330,088	1,410,471	(5.7)%
Other	44,352	56,930	(22.1)%	143,684	171,593	(16.3)%
Eliminations	(1,474)	(1,424)		(6,918)	(3,455)

Consolidated revenue excluding movements in foreign exchange	$1,687,222	$1,717,210	(1.7)%	$6,162,385	$6,260,062	(1.6)%

Direct Operating and SG&A expenses, excluding movements in foreign exchange
iHM	$636,868	$562,020	13.3%	$2,304,864	$2,078,461	10.9%
Americas Outdoor	200,257	207,026	(3.3)%	790,593	795,725	(0.6)%
International Outdoor	285,927	275,464	3.8%	1,114,093	1,141,535	(2.4)%
Other	25,800	27,229	(5.2)%	100,322	110,878	(9.5)%
Eliminations	(526)	(503)		(3,220)	(1,924)

Consolidated Direct Operating and SG&A expenses, excluding movements in foreign exchange	$1,148,326	$1,071,236	7.2%	$4,306,652	$4,124,675	4.4%

OIBDAN
iHM	$305,011	$377,121	(19.1)%	$1,138,099	$1,324,579	(14.1)%
Americas Outdoor	135,498	140,329	(3.4)%	462,746	482,688	(4.1)%
International Outdoor	86,504	99,744	(13.3)%	217,117	268,936	(19.3)%
Other	18,552	29,701	(37.5)%	43,362	60,715	(28.6)%
Corporate	(75,353)	(85,941)	(12.3)%	(299,820)	(327,939)	(8.6)%
Eliminations	(948)	(921)		(3,698)	(1,531)

Consolidated OIBDAN	$469,264	$560,033	(16.2)%	$1,557,806	$1,807,448	(13.8)%

OIBDAN, excluding movements in foreign exchange
iHM	$305,011	$377,121	(19.1)%	$1,138,099	$1,324,579	(14.1)%
Americas Outdoor	135,090	140,329	(3.7)%	461,975	482,688	(4.3)%
International Outdoor	81,191	99,744	(18.6)%	215,995	268,936	(19.7)%
Other	18,552	29,701	(37.5)%	43,362	60,715	(28.6)%
Corporate	(74,852)	(85,941)	(12.9)%	(301,251)	(327,939)	(8.1)%
Eliminations	(948)	(921)		(3,698)	(1,531)

Consolidated OIBDAN, excluding movements in foreign exchange	$464,044	$560,033	(17.1)%	$1,554,482	$1,807,448	(14.0)%

Revenue excluding effects of foreign exchange and revenue from outdoor businesses sold
Americas Outdoor	$335,347	$340,326	(1.5)%	$1,238,888	$1,246,775	(0.6)%
International Outdoor	367,118	363,996	0.9%	1,330,088	1,292,714	2.9%
Consolidated revenue, excluding effects of foreign exchange and revenue from outdoor businesses sold	$1,687,222	$1,698,969	(0.7)%	$6,148,705	$6,110,667	0.6%
OIBDAN excluding effects of foreign exchange and revenue from outdoor businesses sold
Americas Outdoor	$135,090	$139,141	(2.9)%	$461,880	$480,377	(3.9)%
International Outdoor	81,191	96,361	(15.7)%	215,995	244,109	(11.5)%
Consolidated OIBDAN, excluding effects of foreign exchange and revenue from outdoor businesses sold	$464,044	$555,462	(16.5)%	$1,554,387	$1,780,310	(12.7)%

Certain prior period amounts have been reclassified to conform to the 2017 presentation of financial information.

[1]	See the end of this disclosure for reconciliations of (i) OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to consolidated and segment operating income (loss); (ii) revenues, excluding effects of foreign exchange rates, to revenues (iii); direct operating and SG&A expenses, excluding effects of foreign exchange rates, to direct operating and SG&A expenses; (iv) revenues, excluding political advertising revenues, to revenues; (v) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates, to corporate expenses; (vi) consolidated and outdoor revenues, excluding effects of foreign exchange rates and results from outdoor markets and businesses sold, to consolidated and outdoor revenues; (vii) consolidated and outdoor direct operating and SG&A expenses, excluding the effects of foreign exchange rates and results from outdoor markets and businesses sold, to consolidated and outdoor direct operating and SG&A expenses; and (vii) consolidated and outdoor OIBDAN, excluding effects of foreign exchange rates and results from outdoor markets sold, to consolidated and outdoor operating income. See also the definition of OIBDAN under the Supplemental Disclosure section in this disclosure.

Fourth Quarter 2017 Results

Consolidated

Consolidated revenue decreased $3.3 million, or 0.2%, during the fourth quarter of 2017 as compared to the fourth quarter of 2016. Revenue growth from our International outdoor and iHM businesses was offset by lower revenue generated by our Americas outdoor business. Consolidated revenue decreased $11.7 million, or 0.7%, after adjusting for a $26.7 million impact from movements in foreign exchange rates and the $18.2 million impact of outdoor businesses sold.

Consolidated direct operating and SG&A expenses increased $98.0 million, or 9.2%, during the fourth quarter of 2017 as compared to the fourth quarter of 2016. Consolidated direct operating and SG&A expenses increased $90.8 million, or 8.6%, in the fourth quarter after adjusting for a $20.9 million impact of movements in foreign exchange rates and the $13.7 million impact from the sale of the outdoor businesses.

Consolidated operating income decreased $215.0 million, or 40.4%, during the fourth quarter of 2017 as compared to the fourth quarter of 2016, primarily due to the $127.6 million gain on the sale of our business in Australia in the fourth quarter of 2016.

The Company’s OIBDAN decreased 16.2% to $469.3 million during the fourth quarter of 2017 as compared to the fourth quarter of 2016. After adjusting for the movements in foreign exchange rates and the impact of the sale of outdoor businesses, the Company’s OIBDAN decreased 16.5% in the fourth quarter of 2017, compared to the same period in 2016.

Included in the 2017 fourth quarter operating income and OIBDAN were $4.2 million of direct operating and SG&A expenses and $0.7 million of corporate expenses associated with the Company’s strategic revenue and efficiency initiatives, compared to $9.7 million and $1.8 million of such expenses in the prior year, respectively.

iHeartMedia

iHeartMedia revenues increased $2.7 million, or 0.3%, during the fourth quarter of 2017 as compared to the fourth quarter of 2016, with growth in national and other revenue being partially offset by lower local revenue. National revenue grew due to an increase in national trade and barter, largely from the iHeartMedia Music Festival broadcast in November, as well as increased programmatic buying in response to our investment in our national platforms, partially offset by a decrease in national traffic and weather revenue. Local revenue decreased as a result of lower spot and political revenue, partially offset by an increase in local trade and barter.

Direct operating and SG&A expenses increased $74.8 million, or 13.3%, during the fourth quarter of 2017 as compared to the fourth quarter of 2016 primarily driven by higher trade and barter due to the timing of the iHeartMedia Music Festival which was held in September 2017 and broadcast in November 2018, as well as higher content and programming costs.

Operating income decreased 22.0% to $246.2 million, and OIBDAN decreased 19.1% to $305.0 million for the fourth quarter of 2017 as compared to the fourth quarter of 2016. Each of operating income and OIBDAN for 2017 includes $1.4 million in expenses related to investments in strategic revenue and efficiency initiatives compared to $3.8 million in the 2016 period.

Americas Outdoor

Americas outdoor revenues decreased $11.0 million, or 3.2%, during the fourth quarter of 2017 as compared to the fourth quarter of 2016. Revenues decreased $5.0 million, or 1.5%, after adjusting for a $1.0 million impact from movements in foreign exchange rates and the $7.0 million impact from the sale of our business in Canada. The decrease in revenue is primarily due to the exchange of outdoor markets in the first quarter of 2017.

Direct operating and SG&A expenses decreased $6.2 million, or 3.0%, during the fourth quarter of 2017 as compared to the fourth quarter of 2016. Direct operating and SG&A expenses decreased $0.9 million, or 0.5%, after adjusting for a $0.6 million impact from movements in foreign exchange rates and the $5.9 million impact from the sale of our business in Canada, primarily driven by utility expense savings, resulting from increased LED light installations, and lower employee costs, partially offset by higher site lease expense.

Operating income decreased 12.6% to $83.5 million during the fourth quarter of 2017 as compared to the fourth quarter of 2016, resulting primarily from higher depreciation expense. OIBDAN decreased $4.8 million, or 3.4%. OIBDAN decreased $4.1 million, or 2.9%, during the fourth quarter 2017, after adjusting for a $0.4 million impact from movements in foreign exchange rates and the $1.2 million impact from the sale of our business in Canada. Operating income and OIBDAN in the fourth quarter of 2017 each included $0.7 million in expenses related to investments in strategic revenue and efficiency initiatives compared to $1.2 million in the 2016 period.

International Outdoor

International outdoor revenues increased $17.6 million, or 4.7%, during the fourth quarter of 2017 as compared to the fourth quarter of 2016. Revenues increased $3.1 million, or 0.9%, after adjusting for a $25.7 million impact from movements in foreign exchange rates and the $11.2 million impact from the sale of our businesses in Australia and Turkey. The increase is primarily due to growth across several markets including China, Spain, Switzerland and Sweden, primarily from new contracts and digital expansion, partially offset by lower revenue in Belgium and Ireland due to the loss of contracts.

Direct operating and SG&A expenses increased $30.8 million, or 11.2%, during the fourth quarter of 2017 as compared to the fourth quarter of 2016. Direct operating and SG&A expenses increased $18.3 million, or 6.8%, after adjusting for a $20.3 million impact from movements in foreign exchange rates and the $7.8 million impact from the sale of our businesses in Australia and Turkey. Direct operating and SG&A expenses increased primarily due to a $10.2 million expense recorded to correct for accounting errors related to the misappropriation of cash identified at our China subsidiary and higher site lease expense in certain countries experiencing revenue growth.

Operating income decreased 16.0% to $50.4 million during the fourth quarter of 2017 as compared to the fourth quarter of 2016. OIBDAN decreased $13.2 million, or 13.3%. OIBDAN decreased $15.2 million, or 15.7%, during the fourth quarter 2017, after adjusting for a $5.3 million impact from movements in foreign exchange rates and the $3.4 million impact from the sale of our businesses in Australia and Turkey. Operating income and OIBDAN in the fourth quarter of 2017 each include $2.0 million in expenses related to investments in strategic revenue and efficiency initiatives compared to $3.8 million in the 2016 period.

Full Year 2017 Results

Consolidated

Consolidated revenue decreased $89.1 million, or 1.4%, during 2017 as compared to 2016. Revenue growth from our iHM business was offset by lower revenue generated by our International and Americas outdoor businesses as a result of the sales of certain outdoor markets and businesses. Consolidated revenue increased $38.0 million, or 0.6%, after adjusting for a $8.6 million impact from movements in foreign exchange rates and the $135.7 million impact of outdoor markets and businesses sold.

Consolidated direct operating and SG&A expenses increased $188.7 million, or 4.6%, during 2017 as compared to 2016. Consolidated direct operating and SG&A expenses increased $290.6 million, or 7.3%, during 2017 as compared to 2016, after adjusting for a $6.7 million impact of movements in foreign exchange rates and the $108.7 million impact of the sale of the outdoor markets and businesses.

Consolidated operating income decreased $534.7 million, or 35.5%, during 2017 as compared to 2016, primarily due to the net gain of $278.3 million on sale of nine non-strategic outdoor markets in the first quarter of 2016 and the net gain of $127.6 million on sale on our Australia business in the fourth quarter of 2016, partially offset by the $56.6 million loss, which includes $32.2 million in cumulative translation adjustments, on the sale of our Turkey business in the second quarter of 2016.

The Company’s OIBDAN decreased 13.8% to $1,557.8 million during 2017 as compared to 2016. After adjusting for the movements in foreign exchange rates and the impact of the sale of outdoor markets and businesses, the Company’s OIBDAN decreased 12.7% in 2017 compared to 2016.

Included in the 2017 operating income and OIBDAN were $30.1 million of direct operating and SG&A expenses and $5.8 million of corporate expenses associated with the Company’s strategic revenue and efficiency initiatives, compared to $27.3 million and $3.6 million of such expenses in 2016, respectively.

iHM

iHM revenues increased $39.9 million, or 1.2%, during 2017 as compared to 2016, with growth in national revenue and other revenue being partially offset by lower local revenue. National revenue grew due to an increase in national trade and barter, as well as increased sales in response to investment in our national platforms, including our programmatic buying platforms, primarily offset by a decrease in national traffic and weather revenue and lower politcal revenue. Other revenue increased partially as a result of higher talent appearance fees. Local revenue decreased primarily as a result of lower spot and political revenue, partially offset by an increase in local trade and barter.

Direct operating and SG&A expenses increased $226.4 million, or 10.9%, during 2017 as compared to 2016 primarily driven by a $33.8 million prior year benefit resulting from the renegotiation of certain contracts, higher trade and barter, higher content and programming costs, and higher variable expenses, including sales activation costs.

Operating income decreased 16.3% to $904.3 million, and OIBDAN decreased 14.1% to $1,138.1 million for 2017 as compared to 2016. Operating income and OIBDAN for 2017 each include $15.8 million in expenses related to investments in strategic revenue and efficiency initiatives compared to $15.5 million in 2016.

Americas Outdoor

Americas outdoor revenues decreased $22.1 million, or 1.7%, during 2017 as compared to 2016. Revenues decreased $7.9 million, or 0.6%, after adjusting for a $3.8 million impact from movements in foreign exchange rates and a $17.9 million impact from the sales of our business in Canada in the third quarter of 2017 and non-strategic markets in the first quarter of 2016. The decrease in revenue is primarily due to the exchange of outdoor markets in the first quarter of 2017.

Direct operating and SG&A expenses decreased $2.1 million, or 0.3%, during 2017 as compared to 2016. Direct operating and SG&A expenses increased $10.6 million, or 1.4%, after adjusting for a $3.0 million impact from movements in foreign exchange rates and the $15.7 million impact from the sales of our business in Canada in the third quarter of 2017 and non-strategic markets during the first quarter 2016. Direct operating and SG&A expenses increased primarily from higher airport and fixed site lease expenses, partially offset by utility expense savings, resulting from increased LED light installations and lower bad debt expense.

Operating income decreased 8.1% to $273.0 million during 2017 as compared to 2016, resulting primarily from the sales of our business in Canada in the third quarter of 2017 and non-strategic outdoor markets in 2016. OIBDAN decreased $19.9 million, or 4.1%. OIBDAN decreased 3.9% during 2017 as compared to 2016, after adjusting for a $0.8 million impact from movements in foreign exchange rates and the $2.2 million impact from the sales of our business in Canada in the third quarter of 2017 and non-strategic markets during the first quarter 2016.

International Outdoor

International outdoor revenues decreased $75.5 million, or 5.4%, during 2017 as compared to 2016. Revenues increased $37.4 million, or 2.9%, after adjusting for a $4.9 million impact from movements in foreign exchange rates and the $117.8 million impact from the sale of our businesses in Australia and Turkey in the second and fourth quarters of 2016, respectively. The increase is primarily due to growth across several markets including Spain, the United Kingdom, Switzerland and China, primarily from new contracts and digital expansion.

Direct operating and SG&A expenses decreased $23.7 million, or 2.1%, during 2017 as compared to 2016. Direct operating and SG&A expenses increased $65.5 million, or 6.2%, after adjusting for a $3.7 million impact from movements in foreign exchange rates and the $93.0 million impact from the sale of our businesses in Australia and Turkey in the second and fourth quarters of 2016, respectively. Direct operating and SG&A expenses increased primarily due to higher site lease expense in certain countries experiencing revenue growth and a $9.6 million expense recorded to correct for accounting errors related to the misappropriation of cash identified at our China subsidiary.

Operating income decreased 26.1% to $85.9 million during 2017 as compared to 2016. OIBDAN decreased $51.8 million, or 19.3%. OIBDAN decreased $28.1 million, or 11.5%, during 2017 as compared to 2016, after adjusting for a $1.1 million impact from movements in foreign exchange rates and the $24.8 million impact from the sale of our businesses in Australia and Turkey in the second and fourth quarters of 2016, respectively. Operating income and OIBDAN in 2017 each include $8.1 million in expenses related to investments in strategic revenue and efficiency initiatives compared to $7.4 million in 2016.

Preliminary Estimate of 2018 Results

Preliminary estimates of forecasted full-year 2018 revenue reflect a decrease in iHM revenue ranging from 2 to 3%, an increase in Americas outdoor revenue ranging from 1 to 2% and an increase in International outdoor revenue ranging from 3 to 4%.

Supplemental Disclosure Regarding Non-GAAP Financial Information

The following tables set forth the Company’s OIBDAN for the three months and years ended December 31, 2017 and 2016. The Company defines OIBDAN as consolidated operating income adjusted to exclude non-cash compensation expenses, included within corporate expenses, as well as the following line items presented in its Statement of Comprehensive Loss: Depreciation and amortization; Impairment charges; and Other operating income (expense), net.

The Company uses OIBDAN, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of the Company’s operational strength and performance of its business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets.

The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by the Company’s management. The Company believes it helps improve investors’ ability to understand the Company’s operating performance and makes it easier to compare the Company’s results with other companies that have different capital structures or tax rates. In addition, the Company believes this measure is also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry.

Since OIBDAN is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating income as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. OIBDAN is not necessarily a measure of the Company’s ability to fund its cash needs. As it excludes certain financial information compared with operating income, the most directly comparable GAAP financial measure, users of this financial information should consider the types of events and transactions which are excluded.

The other non-GAAP financial measures presented in the tables below are: (i) revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates; (ii) revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates and the results from outdoor markets and businesses sold; (iii) revenues, excluding political advertising revenues and (iv) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates.

The Company presents revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates, because management believes that viewing certain financial results without the impact of fluctuations in foreign currency rates facilitates period to period comparisons of business performance and provides useful information to investors. A significant portion of the Company’s advertising operations are conducted in foreign markets, principally Europe, the U.K. and China, and management reviews the results from its foreign operations on a constant dollar basis. Revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates, are calculated by converting the current period’s amounts in local currency to U.S. dollars using average foreign exchange rates for the prior period.

In the first quarter of 2016, the Company sold nine non-strategic Americas outdoor markets, in the second quarter of 2016, the Company sold its business in Turkey and in the fourth quarter of 2016, the Company sold its business in Australia. In the first quarter of 2017, the Company sold its Indianapolis market and in the third quarter of 2017, the Company sold its business in Canada. The Company presents revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates and the results from outdoor markets and businesses sold, for the consolidated Company and the Americas and International outdoor segments, in order to facilitate investors’ understanding of operational trends without the impact of fluctuations in foreign currency rates and without the results from the outdoor markets and businesses that were sold, as these results will not be included in the Company’s results in current and future periods.

The Company presents revenues, excluding the effects of political revenue. Due to the cyclical nature of the electoral system and the seasonality of the related political revenues, management believes presenting revenue, excluding the effects of political revenue, provides additional information to investors about the Company’s revenue growth from period to period.

Corporate expenses, excluding the effects of non-cash compensation expenses and the effects of foreign exchange rates, is presented as OIBDAN excludes non-cash compensation expenses.

Since these non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, the most directly comparable GAAP financial measures as an indicator of operating performance.

As required by the SEC rules, the Company provides reconciliations below to the most directly comparable amounts reported under GAAP, including (i) OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to consolidated and segment operating income (loss); (ii) revenues, excluding effects of foreign exchange rates, to revenues (iii); direct operating and SG&A expenses, excluding effects of foreign exchange rates, to direct operating and SG&A expenses; (iv) revenues, excluding political advertising revenues, to revenues; (v) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates, to corporate expenses; (vi) consolidated and outdoor revenues, excluding effects of foreign exchange rates and results from outdoor markets and businesses sold, to consolidated and outdoor revenues; (vii) consolidated and outdoor direct operating and SG&A expenses, excluding the effects of foreign exchange rates and results from outdoor markets and businesses sold, to consolidated and outdoor direct operating and SG&A expenses; and (vii) consolidated and outdoor OIBDAN, excluding effects of foreign exchange rates and results from outdoor markets sold, to consolidated and outdoor operating income.

Reconciliation of OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to Consolidated and Segment Operating Income (Loss)

(In thousands)	OIBDAN, excluding effects of foreign exchange	Effects of foreign exchange	OIBDAN (subtotal)	Non-cash compensation expenses	Depreciation and amortization	Impairment charges	Other operating (income) expense, net	Operating income (loss)
Three Months Ended December 31, 2017
iHM	$305,011	$—	$305,011	$—	$58,811	$—	$—	$246,200
Americas Outdoor	135,090	408	135,498	—	52,018	—	—	83,480
International Outdoor	81,191	5,313	86,504	—	36,075	—	—	50,429
Other	18,552	—	18,552	—	3,870	—	—	14,682
Corporate	(74,852)	(501)	(75,353)	3,058	6,871	—	—	(85,282)
Impairment charges	—	—	—	—	—	2,568	—	(2,568)
Other operating expense, net	—	—	—	—	—	—	(10,919)	10,919
Eliminations	(948)	—	(948)	—	—	—	—	(948)

Consolidated	$464,044	$5,220	$469,264	$3,058	$157,645	$2,568	$(10,919)	$316,912

Three Months Ended December 31, 2016
iHM	$377,121	$—	$377,121	$—	$61,458	$—	$—	$315,663
Americas Outdoor	140,329	—	140,329	—	44,771	—	—	95,558
International Outdoor	99,744	—	99,744	—	39,683	—	—	60,061
Other	29,701	—	29,701	—	4,495	—	—	25,206
Corporate	(85,941)	—	(85,941)	2,783	8,767	—	—	(97,491)
Impairment charges	—	—	—	—	—	—	—	—
Other operating expense, net	—	—	—	—	—	—	(133,788)	133,788
Eliminations	(921)	—	(921)	—	—	—	—	(921)

Consolidated	$560,033	$—	$560,033	$2,783	$159,174	$—	$(133,788)	$531,864

(In thousands)	OIBDAN, excluding effects of foreign exchange	Effects of foreign exchange	OIBDAN (subtotal)	Non-cash compensation expenses	Depreciation and amortization	Impairment charges	Other operating (income) expense, net	Operating income (loss)
Year Ended December 31, 2017
iHM	$1,138,099	$—	$1,138,099	$—	$233,757	$—	$—	$904,342
Americas Outdoor	461,975	771	462,746	—	189,707	—	—	273,039
International Outdoor	215,995	1,122	217,117	—	131,224	—	—	85,893
Other	43,362	—	43,362	—	14,967	—	—	28,395
Corporate	(301,251)	1,431	(299,820)	12,078	31,640	—	—	(343,538)
Impairment charges	—	—	—	—	—	10,199	—	(10,199)
Other operating income, net	—		—	—	—	—	(35,704)	35,704
Eliminations	(3,698)		(3,698)	—	—	—	—	(3,698)

Consolidated	$1,554,482	$3,324	$1,557,806	$12,078	$601,295	$10,199	$(35,704)	$969,938

Year Ended December 31, 2016
iHM	$1,324,579	$—	$1,324,579	$—	$243,964	$—	$—	$1,080,615
Americas Outdoor	482,688	—	482,688	—	185,654	—	—	297,034
International Outdoor	268,936	—	268,936	—	152,758	—	—	116,178
Other	60,715	—	60,715	—	17,304	—	—	43,411
Corporate	(327,939)	—	(327,939)	13,133	35,547	—	—	(376,619)
Impairment charges	—	—	—	—	—	8,000	—	(8,000)
Other operating income, net	—	—	—	—	—	—	(353,556)	353,556
Eliminations	(1,531)	—	(1,531)	—	—	—	—	(1,531)

Consolidated	$1,807,448	$—	$1,807,448	$13,133	$635,227	$8,000	$(353,556)	$1,504,644

Reconciliation of Revenues, excluding effects of foreign exchange rates, to Revenues

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2017	2016		2017	2016
Consolidated revenue	$1,713,888	$1,717,210	(0.2)%	$6,170,994	$6,260,062	(1.4)%
Excluding: Foreign exchange (increase) decrease	(26,666)	—		(8,609)	—

Consolidated revenue, excluding effects of foreign exchange	$1,687,222	$1,717,210	(1.7)%	$6,162,385	$6,260,062	(1.6)%

Americas Outdoor revenue	$336,359	$347,355	(3.2)%	$1,256,326	$1,278,413	(1.7)%
Excluding: Foreign exchange increase	(1,012)	—		(3,758)	—

Americas Outdoor revenue, excluding effects of foreign exchange	$335,347	$347,355	(3.5)%	$1,252,568	$1,278,413	(2.0)%

International Outdoor revenue	$392,772	$375,208	4.7%	$1,334,939	$1,410,471	(5.4)%
Excluding: Foreign exchange (increase) decrease	(25,654)	—		(4,851)	—

International Outdoor revenue, excluding effects of foreign exchange	$367,118	$375,208	(2.2)%	$1,330,088	$1,410,471	(5.7)%

Reconciliation of Direct operating and SG&A expenses, excluding effects of foreign exchange rates, to Direct operating and SG&A expenses

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2017	2016		2017	2016
Consolidated direct operating and SG&A expenses	$1,169,271	$1,071,236	9.2%	$4,313,368	$4,124,675	4.6%
Excluding: Foreign exchange (increase) decrease	(20,945)	—		(6,716)	—

Consolidated direct operating and SG&A expenses, excluding effects of foreign exchange	$1,148,326	$1,071,236	7.2%	$4,306,652	$4,124,675	4.4%

Americas Outdoor direct operating and SG&A expenses	$200,861	$207,026	(3.0)%	$793,580	$795,725	(0.3)%
Excluding: Foreign exchange increase	(604)	—		(2,987)	—

Americas Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange	$200,257	$207,026	(3.3)%	$790,593	$795,725	(0.6)%

International Outdoor direct operating and SG&A expenses	$306,268	$275,464	11.2%	$1,117,822	$1,141,535	(2.1)%
Excluding: Foreign exchange (increase) decrease	(20,341)	—		(3,729)	—

International Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange	$285,927	$275,464	3.8%	$1,114,093	$1,141,535	(2.4)%

Reconciliation of Revenues, excluding Political Advertising Revenues, to Revenues

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2017	2016		2017	2016
Consolidated revenue	$1,713,888	$1,717,210	(0.2)%	$6,170,994	$6,260,062	(1.4)%
Excluding: Political revenue	(11,443)	(49,784)		(30,370)	(95,032)

Consolidated revenue, excluding effects of political revenue	$1,702,445	$1,667,426	2.1%	$6,140,624	$6,165,030	(0.4)%

iHM revenue	$941,879	$939,141	0.3%	$3,442,963	$3,403,040	1.2%
Excluding: Political revenue	(8,216)	(28,276)		(21,834)	(57,781)

iHM revenue excluding, effects of political revenue	$933,663	$910,865	2.5%	$3,421,129	$3,345,259	2.3%

Americas Outdoor revenue	$336,359	$347,355	(3.2)%	$1,256,326	$1,278,413	(1.7)%
Excluding: Political revenue	(812)	(863)		(2,772)	(2,472)

Americas Outdoor revenue, excluding effects of political revenue	$335,547	$346,492	(3.2)%	$1,253,554	$1,275,941	(1.8)%

Other revenue	$44,352	$56,930	(22.1)%	$143,684	$171,593	(16.3)%
Excluding: Political revenue	(2,415)	(20,645)		(5,764)	(34,779)

Other revenue, excluding effects of political revenue	$41,937	$36,285	15.6%	$137,920	$136,814	0.8%

Reconciliation of Corporate Expenses, excluding Non-cash compensation expenses and effects of foreign exchange rates, to Corporate Expenses

(In thousands)	Three Months Ended December 31,		%	Year Ended December 31,		%
	2017	2016	Change	2017	2016	Change
Corporate Expense	$78,411	$88,724	(11.6)%	$311,898	$341,072	(8.6)%
Excluding: Non-cash compensation expense	(3,058)	(2,783)		(12,078)	(13,133)

Corporate Expense, excluding non-cash compensation expense	$75,353	$85,941	(12.3)%	$299,820	$327,939	(8.6)%
Excluding: Foreign exchange decrease	(501)	—		1,431	—

Corporate Expense, excluding non-cash compensation expense and movements in foreign exchange	$74,852	$85,941	(12.9)%	$301,251	$327,939	(8.1)%

Reconciliation of Consolidated and Outdoor Revenues, excluding effects of foreign exchange rates and results from outdoor markets and businesses sold, to Consolidated and Outdoor Revenues

(In thousands)	Three Months Ended December 31,		%	Year Ended December 31,		%
	2017	2016	Change	2017	2016	Change
Consolidated revenue	$1,713,888	$1,717,210	(0.2)%	$6,170,994	$6,260,062	(1.4)%
Excluding: Revenue from outdoor markets and businesses sold	—	(18,241)		(13,680)	(149,395)
Excluding: Foreign exchange (increase) decrease	(26,666)	—		(8,609)	—

Consolidated revenue, excluding effects of foreign exchange and revenue from outdoor markets and businesses sold	$1,687,222	$1,698,969	(0.7)%	$6,148,705	$6,110,667	0.6%

Americas Outdoor revenue	$336,359	$347,355	(3.2)%	$1,256,326	$1,278,413	(1.7)%
Excluding: Revenue from markets and business sold	—	(7,029)		(13,680)	(31,638)
Excluding: Foreign exchange increase	(1,012)	—		(3,758)	—

Americas Outdoor revenue, excluding effects of foreign exchange and revenue from markets and business sold	$335,347	$340,326	(1.5)%	$1,238,888	$1,246,775	(0.6)%

International Outdoor revenue	$392,772	$375,208	4.7%	$1,334,939	$1,410,471	(5.4)%
Excluding: Revenue from businesses sold	—	(11,212)		—	(117,757)
Excluding: Foreign exchange (increase) decrease	(25,654)	—		(4,851)	—

International Outdoor revenue, excluding effects of foreign exchange and revenue from businesses sold	$367,118	$363,996	0.9%	$1,330,088	$1,292,714	2.9%

Reconciliation of Consolidated and Outdoor Direct operating and SG&A expenses, excluding effects of foreign exchange rates and results from outdoor markets and businesses sold, to Consolidated and Outdoor Direct operating and SG&A expenses

(In thousands)	Three Months Ended December 31,		%	Year Ended December 31,		%
	2017	2016	Change	2017	2016	Change
Consolidated direct operating and SG&A expenses	$1,169,271	$1,071,236	9.2%	$4,313,368	$4,124,675	4.6%
Excluding: Operating expenses from outdoor markets and businesses sold	—	(13,670)		(13,585)	(122,257)
Excluding: Foreign exchange decrease	(20,945)	—		(6,716)	—

Consolidated direct operating and SG&A expenses, excluding effects of foreign exchange and operating expenses from outdoor markets and businesses sold	$1,148,326	$1,057,566	8.6%	$4,293,067	$4,002,418	7.3%

Americas Outdoor direct operating and SG&A expenses	$200,861	$207,026	(3.0)%	$793,580	$795,725	(0.3)%
Excluding: Operating expenses from markets and business sold	—	(5,841)		(13,585)	(29,327)
Excluding: Foreign exchange decrease	(604)	—		(2,987)	—

Americas Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange and operating expenses from markets and business sold	$200,257	$201,185	(0.5)%	$777,008	$766,398	1.4%

International Outdoor direct operating and SG&A expenses	$306,268	$275,464	11.2%	$1,117,822	$1,141,535	(2.1)%
Excluding: Operating expenses from businesses sold	—	(7,829)		—	(92,930)
Excluding: Foreign exchange decrease	(20,341)	—		(3,729)	—

International Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange and operating expenses from businesses sold	$285,927	$267,635	6.8%	$1,114,093	$1,048,605	6.2%

Reconciliation of Consolidated and Outdoor OIBDAN, excluding effects of foreign exchange rates and results from outdoor markets and businesses sold, to Consolidated and Outdoor Operating income

(In thousands)	Three Months Ended December 31,		%	Year Ended December 31,		%
	2017	2016	Change	2017	2016	Change
Consolidated operating income	$316,912	$531,864	(40.4)%	$969,938	$1,504,644	(35.5)%
Excluding: Revenue, direct operating and SG&A expenses from outdoor markets and businesses sold	—	(4,571)		(95)	(27,138)
Excluding: Foreign exchange decrease	(5,220)	—		(3,324)	—
Excluding: Non-cash compensation expenses	3,058	2,783		12,078	13,133
Excluding: Depreciation and amortization	157,645	159,174		601,295	635,227
Excluding: Impairment	2,568	—		10,199	8,000
Excluding: Other operating (income) expense, net	(10,919)	(133,788)		(35,704)	(353,556)

Consolidated OIBDAN, excluding effects of foreign exchange and OIBDAN from outdoor markets and businesses sold	$464,044	$555,462	(16.5)%	$1,554,387	$1,780,310	(12.7)%

Americas Outdoor operating income	$83,480	$95,558	(12.6)%	$273,039	$297,034	(8.1)%
Excluding: Revenue, direct operating and SG&A expenses from markets and business sold	—	(1,188)		(95)	(2,311)
Excluding: Foreign exchange decrease	(408)	—		(771)	—
Excluding: Depreciation and amortization	52,018	44,771		189,707	185,654

Americas Outdoor OIBDAN, excluding effects of foreign exchange and OIBDAN from markets and business sold	$135,090	$139,141	(2.9)%	$461,880	$480,377	(3.9)%

International Outdoor operating income	$50,429	$60,061	(16.0)%	$85,893	$116,178	(26.1)%
Excluding: Revenue, direct operating and SG&A expenses of businesses sold	—	(3,383)		—	(24,827)
Excluding: Foreign exchange decrease	(5,313)	—		(1,122)	—
Excluding: Depreciation and amortization	36,075	39,683		131,224	152,758

International Outdoor OIBDAN, excluding effects of foreign exchange and OIBDAN from businesses sold	$81,191	$96,361	(15.7)%	$215,995	$244,109	(11.5)%

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of iHeartMedia, Inc. and its subsidiaries, including iHeartMedia Capital I, LLC, iHeartCommunications, Inc. and Clear Channel Outdoor Holdings, Inc., to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our business plans, strategies and initiatives, our expectations about certain markets and our liquidity, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. Various risks that could cause future results to differ from those expressed by the forward-looking statements included herein include, but are not limited to: the Company’s ability to continue as a going concern; the impact of the Company’s substantial indebtedness, including the effect of the Company’s leverage on its financial position and earnings; the Company’s ability to generate sufficient cash from operations and liquidity-generating transactions to make payments on its indebtedness; weak or uncertain global economic conditions; changes in general economic and political conditions in the United States and in other countries in which the Company currently does business; industry conditions, including competition; the level of expenditures on advertising; legislative or regulatory requirements; fluctuations in operating costs; technological changes and innovations; changes in labor conditions; capital expenditure requirements; risks of doing business in foreign countries; fluctuations in exchange rates and currency values; the outcome of pending and future litigation; taxes and tax disputes; changes in interest rates;

shifts in population and other demographics; access to capital markets and borrowed indebtedness; the Company’s ability to implement its business strategies; risks relating to the successful integration of the operations of acquired businesses; and risks that the anticipated cost savings from the Company’s strategic revenue and efficiency initiatives may not persist. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Other key risks are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Item 1A. Risk Factors” of iHeartMedia, Inc.’s, Clear Channel Outdoor Holdings, Inc.’s, iHeartMedia Capital I, LLC’s and iHeartCommunications, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Except as otherwise stated herein, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.